Exhibit 10.1

SECOND AMENDMENT TO THE BRANDED JOBBER CONTRACT

This Rider (“Rider”) dated June 11, 2004, is between BP Products North America Inc., a Maryland corporation with offices at 2475 Northwinds Parkway, Suite 400, Alpharetta, Georgia 30004 (“Company”), and The Pantry, Inc., a Delaware corporation with an address at P.O. Box 1410, 1801 Douglas Drive, Sanford, North Carolina 27330 (“Jobber”), and amends the Branded Jobber Contract (“Branded Jobber Contract”) dated February 1, 2003 (“Effective Date”), as amended by Amendment to the Branded Jobber Contract dated February 14, 2003 (“Amendment”).

WITNESSETH:

WHEREAS, Company and Jobber have entered into a Branded Jobber Contract, as amended by the Amendment, under which Company agrees to sell and Jobber agrees to purchase and receive Company’s currently offered and available branded gasoline products, as determined and designated by Company (“Branded Product”); and

WHEREAS, the parties desire to amend the Branded Jobber Contract and the Amendment to include additional terms and conditions.

IN CONSIDERATION OF the mutual covenants, conditions and promises contained in this Rider, Company and Jobber hereby agree as follows:

1. Branded Products. Company and Jobber acknowledge and agree that the term “Branded Product”, as used herein, will apply solely to branded gasoline products and does not include distillate product purchases, including diesel fuel, except as otherwise provided herein.

2. Term. The term of the Branded Jobber Contract is extended to expire on December 31, 2009.

3. Paragraph 10.a. of the Amendment is amended to read as follows:

Minimum Volume. Jobber will purchase annually a minimum volume of * gallons of branded product (“Minimum Volume Requirement”), beginning *, *. Jobber’s purchases of branded * fuel * will be included in the calculation of the Minimum Volume Requirement, *.

4. Paragraph 10.b. of the Amendment is amended to read as follows:

*. Company will provide * on Jobber’s * as follows:

i. Effective upon the earlier of the date of this Second Amendment or July 1, 2004, Company will *, beginning with the first gallon of Branded Product sold, up to and including all branded gallons purchased, *:

*	Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked “CONFIDENTIAL TREATMENT.”

•	*(*)	*
•	*(*)	*
•	*(*)	*

Company will * with * from such * on or about the 15th day of the month for * of * made in the previous month. The * will be determined by *.

ii. For those * in excess of the * in any * (that is purchases in excess of *), * on *. The * on those gallons in excess of the * will be as follows:

•	*	*
•	*	*
•	*	*

* will be * on each anniversary of the effective date of the * set forth above and * within thirty (30) days thereafter. *

5. Paragraph 10.c. of the Amendment is deleted in its entirety.

6. The first sentence of Paragraph 10.d. of the Amendment is amended to read as follows:

Credit Terms. Company will extend payment and credit terms to Jobber at * with a * on total purchases of Branded Product. Company will review Jobber’s purchases on a quarterly basis and may require increases in the amount of the Letter of Credit on file with BP as of the date of this Amendment commensurate with any new volume of Branded Product purchased during the previous quarter.

7. Paragraph 10.e. of the Amendment is amended by adding the following sentence to subsection iii., and adding a new subsection iv., as indicated:

Notwithstanding the foregoing, the reimage costs for any site which was rebranded to BP after February, 2003 will be amortized in accordance with the provisions of i. or ii., above.

iv. In addition to * provided by Company to Jobber, Company shall also *; provided, however, that such *, for conversion of Golden Gallon sites with aggregate gasoline volume of *, will not exceed *.

8. Paragraph 10.f. of the Amendment is deleted in its entirety.

9. Paragraph 10.h. of the Amendment is deleted in its entirety.

10. Paragraph 10.i. of the Amendment is deleted in its entirety.

*	Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked “CONFIDENTIAL TREATMENT.”

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11. Paragraph 11 is replaced with the following:

*. On a * for each * from which Jobber * and for each grade of gasoline, * for gasoline products at that terminal. If the *, BP will * to Jobber an * to the * for * purchased during the same *.

In the event that the *, Jobber will * to BP * during the same *.

A schedule of this * (as illustrated by the attached “EXHIBIT A”) will be prepared and delivered by Jobber to BP within 20 business days following the end of each calendar quarter and the * will be made * within 10 business days following receipt of the *.

*:

*	*	*	*
*	*	*	*
*	*	*	*

*:

*	*	*	*
*	*	*	*
*	*	*	*

12. *. *.

13. *. *.

14. *. *.

15. Ratification of Branded Jobber Contract. As amended herein and hereby, Company and Jobber ratify and reaffirm the terms of the Branded Jobber Contract and the Amendment, and acknowledge that this Rider is incorporated within the Branded Jobber Contract, as amended.

IN WITNESS WHEREOF, the parties have caused this Rider to be executed the date first written above.

BP Products North America Inc.		The Pantry, Inc.

By:	/s/ Mari Laino	By:	/s/ Peter J. Sodini
Title:	Senior Vice President, Sales

*	Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked “CONFIDENTIAL TREATMENT.”

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EXHIBIT A

*

*:        *                    *:        *                     *:*

*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*

*		*	*	*	*	*	*	*	*	*	*

NOTE:*

*

*:        *                    *:        *                     *:*

*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*

*		*	*	*	*	*	*	*	*	*	*

NOTE: *

INITIAL PJS                 ML

*	Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked “CONFIDENTIAL TREATMENT.”

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